                                                                    EXHIBIT 21.1
                       WASTE MANAGEMENT, INC. SUBSIDIARIES


3368084 Canada Inc.

635952 Ontario Inc.

709292 Alberta Ltd.

730810 Alberta Ltd.

740922 Alberta Ltd.

762570 Alberta Ltd.

A. Smith & Sons (Waste Disposal) Ltd.

A.C.T.S. B.V.

A.S.P.I.C.A. S.r.1.

A-1 Compaction, Inc.
         Dba United Waste Systems of West Michigan

Acaverde S.A. de C.V.

Acaverde Servicios, S.A. de C.V.

Action Portables, Inc.

Advanced Environmental Technical Services L.L.C.

Advanced Environmental Technical Services, Inc.

Afvalstoffen Terminal Moerdijk B.V.

Ahren's Container Service, Inc.

Akron Regional Landfill, Inc.

Allens United Septic Tank Services (Manawtu) Ltd

Allens United Septic Tank Services (Whangarei) Ltd.

Alliance Sanitary Landfill, Inc.

All-Waste Recycling, Inc.

All-Waste Systems, Inc.

American Canyon Disposal Service, Inc.

American Landfill Gas Co.

American Landfill, Inc.

American Waste Control of New York, Inc.

Anchorage Refuse, Inc.

Andersen, Incorporated

Anderson Landfill, Inc.

Anderson-Cottonwood Disposal Services, Inc.

APEX Waste Services, Inc.

Arden Landfill, Inc.

Arklin Brothers Enterprises

Arrow Refuse, Inc.

Aseo S.A.

Ashira

Atascadero Waste Alternatives, Inc.




                                  Page 1 of 36
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Atlantic Waste Disposal, Inc.

ATM Entsorgung GmbH

Automated Recycling Technologies, Inc.

Automated Salvage Transport, Inc.

Auxiwaste Services SA

Avenal Waste Alternatives, Inc.

AW Bryant Ltd.

AW Disposal, Inc.

Azusa Land Reclamation Company, Inc.

B&B Landfill, Inc.

B&E Cartage, Inc.

B&L Disposal Co.

B. Holmes (Graded Paper) Ltd.

B.J.:s Tankrengoring AB

Bad Bins Ltd.

Baltimore Environmental Recovery Group, Inc.

Baltimore Refuse Energy Systems Company, Limited Partnership

Bargningsjouren I Soderhamn AB

Bayside of Marion, Inc.

Bentofix Technologies (CANADA), Inc.

Bentofix Technologies (USA), Inc.

Besco Bins Limited

Best Recycling and Disposal, Inc.

Bestan Inc.

BFI (NZ) Limited

BFI Waste Care Ltd

Big Valley Transport, Inc.

Bio Gro Corporation

Bisig Disposal Services, Inc.

Block Disposal, Inc.

Bluegrass Containment, L.L.C.

Bolton Road Landfill, Inc.

Boone Waste Industries, Inc.

Boothscreek Sanitation, Inc.

Bos Container BV

Bosarge & Edmonds Contractors, Inc.
         Dba Robo

Boudin's Waste & Recycling, Inc.

Braddon Enterprises, Inc.

Brazoria County Recycling Center, Inc.
         BCRC
         Brazoria County Recycling Center
         USA Brazoria County Landfill
         WRS Transfer Station



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Brem-Air Disposal, Inc.

Bridgeport Resco Company L.P.

Britannia Crest Recycling Ltd.

Briteway Limited

Broderna Hedblom AB

Browning Ferris Industries (Superannuations) Pty Ltd Budget Bins Ltd Builders

Bins Pty Ltd Burnsville Sanitary Landfill, Inc.

Buy-In, Inc.

BV Van Vliet Groep Milieundienstverleners

C&L Disposal Company, Inc.

C.D.M. Sanitation, Inc.

C.I.D. Landfill, Inc.

C.I.D. MRRF, Inc.

C.I.D. Refuse Service, Inc.

Caire's CKC Enterprises, Inc.

Cal Sanitation Services, Inc.

Cal Sierra Disposal, Inc.

Cal Sierra Transfer, Inc.

California Asbestos Monofill, Inc.
          CAM

California Waste Recycling, Inc.

Campbell Wells Norm Corporation

Canadian Waste Services Holdings, Inc.

Canadian Waste Services, Inc.

Canterbury Waste Services Ltd.

Capital Sanitation Company

Capitol City Disposal, Inc.

Capitol Disposal, Inc.

Caramella-Ballardini, Ltd.

Cardinal Ridge Development, Inc.

Carmel Marina Corporation

Carolina Grading, Inc.

Carver Transfer & Processing, L.L.C.

Cedar Hammock Refuse Disposal Corporation
         Waste Management of Manatee County
         Waste Management of Sarasota County

Cedar Ridge Landfill, Inc.

Central Disposal Systems, Inc.

Central Missouri Landfill, Inc.

Central Valley Waste Services, Inc.

Ceriani Cave Srl

Chadwick Road Landfill, Inc.
         Dba Chadwick Road Landfill




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Chambers Clearview Environmental Landfill, Inc.

Chambers Development Company, Inc.
          Monroeville Landfill
          North Huntington Hauling

Chambers Development of Ohio, Inc.

Chambers of Mississippi, Inc.

Chambers of West Virginia, Inc.

Chambers Services, Inc.

Charlotte Landscaping & Sanitation, Inc.

Chastang Landfill, Inc.

Chemical Waste Management de Mexico, S.A. de C.V.

Chemical Waste Management Ltd.

Chemical Waste Management of Indiana, L.L.C.

Chemical Waste Management of the Northwest, Inc.

Chemical Waste Management, Inc.
         Trade Waste Incineration

Chem-Nuclear of Canada, Inc.

Chem-Nuclear Systems, LLC

Chesser Island Road Landfill, Inc.

Chicago Suppliers, Inc.

Chiquita Canyon Landfill, Inc.

Chuck's Portable Services, Inc.

City Disposal Systems, Inc.
         City Disposal Systems Corporation, Inc.

City Environmental Services Landfill, Inc. of Florida

City Environmental Services Landfill, Inc. of Hastings
         City Environmental Services of West Michigan
         City Express
         Hastings Sanitary Service
         Lubbers Resource Systems

City Environmental Services Landfill, Inc. of Lapeer
         Pioneer Rock Landfill

City Environmental Services Landfill, Inc. of Panama City

City Environmental Services Landfill, Inc. of Saginaw
         Saginaw Valley Landfill

City Environmental Services, Inc. of Mid-Michigan
         CES-Saginaw
         CES- West Branch
         City Express

City Environmental Services, Inc. of Waters

City Management Corporation
         Adam Refuse
         Brent Run
         CES - Montrose
         City Disposal System
         City Environment
         City Environmental Contracting
         City Environmental





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         City Environmental Services East
         City Environmental Services of Montrose
         City Environmental Services of Joilet
         City Equipment Company
         City Express
         City Liquid Treatment and Processing
         City Municipal Services
         City Recycling Center City Sand & Landfill
         City Waste Systems
         D&J Refuse Company
         G&G Disposal
         Gary's Disposal
         J.L. Smith Refuse Service
         M&M Contracting of Michigan
         M&M Holding Company, Inc.
         Metro Waste Systems
         Michigan City Management Corporation
         Moore's Disposal
         People's Garbage
         People's Garbage Disposal
         People's Garbage Disposal of Midland/Gladwin
         Pollard Disposal
         Premier Steel
         Raska Disposal
         Seymour Road Demolition
         Seymour Road Landfill
         Soave-Volpe Hauling
         Trashbusters Transfer Station, Ltd.
         United Machinery Movers and Erectors
         Universal Waste & Transit
         Whitefeather Development Company

Clarfield Recycling Ltd.

Clayton-Ward Company, Inc.

CleanSoils of Fairless Hills, Inc.

Cleburne Landfill Company Corp.

Cleburne Landfill Corporation

Clements Waste Services, Inc.

Cloverdale Disposal, Inc.

CNS Holdings, Inc.

CNSI Sub, Inc.

Coast Waste Management, Inc.

Cocopah Landfill, Inc.

Colorado Landfill, Inc.

Columbia County Drop Off Box, Inc.
         Forest Grove Disposal Service
         AC Trucking

Columbia County Recycling & Garbage Services, Inc.

Columbia Geosystems Ltd.

Columbia Nehalem Sanitary Service, Inc.



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Colusa Solid Waste & Recycling, Inc.

Connecticut Valley Sanitary Waste Disposal, Inc.

Conservation Services, Inc.

Container Recycling Alliance, L.P.

Contractor Container Corporation

Copper Mountain Landfill, Inc.

Corning Disposal Service, Inc.

Coshocton Landfill, Inc.

Cougar Landfill, Inc.

Countryside Landfill, Inc.

County-Wide Disposal, Inc.

Credi Control I Sandviken AB

CWM Chemical Services, L.L.C.

CWM Resource Recovery, Inc.

Dafters Sanitary Landfill, Inc.

Dakota Landfill, Inc.

Dakota Resource Recovery, Inc.
         United Waste Transfer

Dauphin Meadows Landfill, Inc.

Decker Disposal, Inc.

Deep Valley Landfill, Inc.

Deer Track Park Landfill, Inc.
         Advance Service Corp.

DeLand Landfill, Inc.

Delaware Recyclable Products, Inc.

Dickinson Landfill, Inc.

Disposal Service, Inc.

Disposal Services, Inc.
         Disposal Services Medical Waste

Diversified Scientific Services, Inc.

Dollar Trucking, Inc.

Donno Company, Inc.

Drake's Sanitation, Inc.

Duluth Waste Marketing, Inc.

Durachem Limited Partnership

Eager Beaver Sanitary Service, Inc.

Eagle River Refuse, Inc.

Earthcorp, L.L.C.

Earthmovers Landfill, L.L.C.

East Liverpool Landfill, Inc.

Eastern Development Services, Inc.

Eastern Disposal of Georgia, Inc.

Eastern Environmental Services of Florida, Inc.

Eastern Environmental Services of the Northeast, Inc.

Eastern Transfer of New York, Inc.



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Eastern Waste of New York, Inc.

Eastern Waste of West Virginia, Inc.

EC Waste, Inc.

Ecoadda Srl

Ecol S.A.

Econergy Moerdijk BV

Ecopi Srl

Ecoserve Limited

Ecovision B.V.

Eksjo Rehallning AB

El Coqui de San Juan

El Coqui Landfill Company, Inc.

El Coqui Waste Disposal, Inc.

El Dorado Disposal Service, Inc.

Elk River Landfill, Inc.

EMICA S.r.1.

Englewood Disposal Company, Inc.

Envirofil of Illinois, Inc.

Envirofil, Inc.

Enviroland, Incorporated

Environmental Control, Inc.

Environmental Technologies China Limited

Enviropace Limited

Equipment Credit Corporation

ESG Entsorgungswirtschaft Soest GmbH

Evergreen Landfill, Inc.

Evergreen Recycling & Disposal Facility, Inc.

F.L.I. International Ltd.

Fall River Recycling Company, Inc.

Farmer's Landfill, Inc.

Feather River Disposal, Inc.

Fernley Disposal, Inc.
         Churchill County Refuse Service
         Fernley Sanitation

FFF, Inc.

Fibre Fuel Limited

First Waste Ltd. (Guernsey)

Freeth & Brocks Bins Ltd.

Front Range Landfill, Inc.
         Best Trash
         City Disposal
         ERD Landfill
         Franklin Street Transfer

Frontier Environmental, Inc.

Future-Tech Environmental Services, Inc.



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G.C. Environmental, Inc.

G.I. Industries, Inc.

GA Landfills, Inc.

Gallia Landfill, Inc.

Garnet of Maryland, Inc.

Gastriklands Atervinnings AB

General Rubbish Collection

General Sanitation Corporation

Geolining Abdichtungstechnik GmbH

Georgia Waste Systems, Inc.
         B.J. Recycling and Disposal Facility
         Chapman Waste Disposal
         Rolling Hills Recycling and Disposal Facility
         Waste Management of Augusta- Aiken
         Waste Management of Atlanta
         Waste Management of Macon

GES Gesallschaft zur Entdorgung von Sekundaerrohstoffen mbH

Gesam Gestione Servizi Ambientali S.p.A.

Gestion Des Rebuts D.M.P.
         WMI Mauricie Bois- Franc
         WMI Parc Hirondelles

Gestioni Ambientali, Srl

GI Industries, Inc.

Glenn County Disposal Service, Inc.

Glen's Sanitary Landfill, Inc.

Golden State Debris Box

Graham Road Recycling & Disposal Facility, Inc.

Grand Central Sanitary Landfill, Inc.

Grand Central Sanitation, Inc.

Greater Manchester Sites Ltd.

Green Valley Disposal - Burbank Company, Inc.

Green Valley Disposal - District-1, Inc.

Green Valley Disposal - San Jose Company, Inc.

Green Valley Disposal Company, Inc.

Green Valley Landfill Limited

Green Valley Recycling Company, Inc.

Greenfield WMI Transfer Limited

Greenhills Landfill Restoration Limited

Ground, Sea, Air International Forwarder Inc.

Grupo WMX, S.A. De C.V.

Guadalupe Rubbish Disposal Co., Inc.

Guangzhou Guang Jia Environmental Protection Co. Ltd.

Gulf Disposal, Inc.

Guyan Transfer and Sanitation Service, Inc.

H.B.J.J., Incorporated



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Hamm's Sanitation, Inc.

Hangzhou Zhong Jia Environmental Technology Co. Limited

Harris Disposal Service, Inc.

Harris Sanitation, Inc.

Harwood Landfill, Inc.

Hillsboro Landfill, Inc.

Hillside Recycling Corporation

Hite Construction, Inc.

Hollander Industriediensten BV

Hollister Disposal, Inc.

Holyoke Sanitary Landfill, Inc.

Hopper Services Ltd

Hudson Jersey Sanitation Co.

IBKA Miljoservice A/S

IBKA UK Ltd

Ichochema B.V.

Icopower B.V.

Icosloop B.V.

Icotech B.V.

Icova B.V.

Icova Maltha Glascollecting  B.V.

IN Landfills, L.L.C.

Independent Disposal Services, Inc.

Independent Sanitation Company
         Incline Sanitation

Interport Paper Limited

Intersan Inc.
         Location Sanico Ltee
         Dechex Ltee
         Centre de Tri Transit (1) Inc./Transit

IRA S.r.1.

J Bar J Land, Inc.

J. Aberg Forvaltning AB

J. van Loenen en Zonen B.V.

J.H.:s Miljo & Transport AB

J.R. McKeen Contractors Ltd.

Jaarstveld Groen En Milieu B.V.

Jahner Sanitation, Inc.

Jay County Landfill, L.L.C.

Jennings Environmental Services Pty Ltd (50%)

Jennings Liquid Waste Pty Ltd. (50%)

JFS (UK) Limited

John Smith Landfill, Inc.

Johnson Canyon Road Disposal Site, Inc.



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Jones Disposal Service, Inc.

Jones Sanitation, L.L.C.

Jumbo Bins Ltd

Junker Sanitation Services, Inc.
         United Waste Systems of Minnesota

K and W Landfill, Inc.

Kahle Landfill, Inc.

Keene Road Landfill, Inc.

Kelly Run Sanitation, Inc.

Ken's Pickup Service, Inc.
         United Waste Systems of Northern Michigan

Kershaw County, Landfill, Inc.

Key Disposal Ltd.

Kimmins Recycling Corporation

King George Landfill, Inc.

Klamath Disposal, Inc.

Klok Containers B.V.

Knutson Material Recovery Facility, Inc.

Knutson Services, Inc.
         Knutson Kleen Sweep

L&K Debris Box Service
         L & K Disposal

L&M Landfill, Inc.

L.A. de Kleijn B.V.

Land Reclamation Company, Inc.
         Kestrel Hawk Park Landfill

Landfill of Pine Ridge, Inc.

Landfill Services of Charleston, Inc.

Landfill Systems, Inc.
         Landfill Systems

Larry's Sanitary Service, Inc.

Lassen Waste Lines, Inc.

Lassen Waste Systems, Inc.

Laurel Highlands Landfill, Inc.

Laurel Ridge Landfill, L.L.C.

LCS Services, Inc.
         LCS Landfill
         North Mountain Landfill

Lewis Road Disposal Site, Inc.

LFG Production (Partnership)

LG-Garnet of Maryland JV
         DC U line Transfer Liberty Landfill, L.L.C.

Liberty Lane West Owner's Association Corp.

Liquid Waste Management, Inc.

Living Earth Joint Venture Company Ltd.

Local Sanitation of Rowan County, L.L.C.




                                 Page 10 of 36
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Lo-Cost Waste Disposal, Inc.

Lodi Sanitary City Disposal Co., Inc.

Longview of Mercer County I, Inc.

Longview of Mid-Missouri, Inc.

Longview of Ocean County, Inc.

Longview of Pettis County, Inc.

Longview of St. Joseph, Inc.

Loristan Services Limited

M.P.S. Medical Package Service Srl

M.S.T.S., Inc.

Mac's Garbage Services, Inc.

Madison Lane Properties, Inc.

Mahoning Landfill, Inc.

Manliba SA

Maplewood Landfill, Inc.

Marangi Brothers, Inc.

Maraoil OY

Marius Pedersen Odense

Mashor & Reym Charters Sdn Bhd

Mashor Reym Sdn. Bhd.

Mashor WM Brunei Sdn Bhd

Mass Gravel, Inc.

Massachusetts Refusetech, Inc.

McDaniel Landfill, Inc.

McGill Landfill, Inc.

McGinnes Industrial Maintenance Corp.

Meadowfill Landfill, Inc.

Megastock, Ltd.

Michigan Environs, Inc.
         United  Waste Systems of Menominee
         UWS of Menominee

Mid Valley Portable Storage, Inc.

Middle Island Enterprises, Inc.

Midwest Transport, Inc.

Miljoarbetarna AB

Miller's Sanitary Service, Inc.

M-L Commercial Garbage Service, Inc.

Modesto Garbage, Inc.

Mohave Disposal, Inc.

Moor Refuse, Inc.

Mountain Indemnity Insurance Company

Mountain Waste, Inc.

Mountainview Landfill, Inc.




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Mountainview Landfill, Inc.

MSTS. Lizenz GmbH

Mull Entsorgung West GmbH & Co. KG

Mull Entsorgung West Verwaltungs GmbH

Napa Garbage Service, Inc.

Napa Valley Disposal Service, Inc.

Nassjo Renhallning AB

National Guaranty Insurance Company

Neal Road Landfill Corporation

Nevada City Garbage Service, Inc.

Nevada County Transfer, Inc.

New England CR, Inc.

New Milford Landfill, L.L.C.

New York Organic Fertilizer Company

NH/VT Energy Recovery Corporation

Nichols Sanitation, Inc.
         Lake Placid Sanitation

North Hennepin Recycling & Transfer Corporation

North Valley Disposal Service, Inc.

Northern Recycling, Inc.

Northwestern Landfill, Inc.

Norwaste Ltd.

NSC Sales Corp

Nu-Way Live Oak Landfill, Inc.

NYOFCO Holdings, Inc.

O.V.E.R. s.r.1.

Oak Grove Landfill, Inc.

Oakridge Landfill, Inc.

Oakwood Landfill, Inc.

Ocean Combustion Service, B.V.

OCS NV

Oil & Solvent Process Company

Okeechobee Landfill, Inc.

Olson's Sanitation Service, Inc.

Olympic View Sanitary Landfill, Inc.

Orange County Landfill, Inc.

Orange Disposal Services, Inc.

Orange Resource Recovery Systems, Inc.

Orbit AB

Pacific Environmental Partners Ltd

Pacific Waste Alternatives, Inc.

Pacific Waste Management Holdings Pty. Limited.

Pacific Waste Management Ltd.

Pacific Waste Management Ltd.



                                 Page 12 of 36
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Pacific Waste Management Pty Limited

Pacific Waste Management, Inc.

Palo Alto Sanitation Company

Paper Recycling International, L.P.

Pappy, Inc.

Paradise Solid Waste Systems

Pearl Delta WMI Limited

Pecan Grove Landfill, Inc.

Peerless Landfill Company

Peninsula Sanitation, Inc.

Penn Warner Club, Inc.

Pen-Rob, Inc.

Penuelas Valley Landfill, Inc.

People's Landfill, Inc.

Peterson Demolition, Inc.

Phillipps & Cypher, Inc.
         Superior Portables

Phoenix Resources, Inc.

Photodigit Ltd.

Pikes Point Transportation Ltd.

Pilmuir Waste Disposal Limited

Pine Bluff Landfill, Inc.

Pine Grove Landfill, Inc.

Pine Grove Landfill, Inc.

Pine Ridge Landfill, Inc.

Pine Tree Acres, Inc.
         S&V Disposal

Plantation Oaks Landfill, Inc.

Poly-Jon of Savannah, Inc.

PPK Environmental & Infrastructure Pty. Ltd.

Practical Recycling Systems Ltd.

Prairie Bluff Landfill, Inc.

Premier Cart Service, Inc.

Progesam Ecosistemi Srl

PT Prasada Pamunah Limbah Industri

PT Waste Management Indonesia

Public Sanitary Service, Inc.

Pulaski Sanitation, L.L.C.

Pullman Chimney of Canada Ltd.

Pullman Power Products Corporation

Pullman Power Products International Corporation

Pullman Power Products of Ohio, Inc.



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PWM (ACT) Pty Ltd

PWM (Central Coast) Pty Ltd

PWM (Lyndhurst) Pty Ltd

PWM (NSW) Pty Ltd

PWM (SA) Pty Ltd

PWM (Victoria) Pty Ltd

PWM (WA) Pty Ltd

PWM Affiliates Superannuation Fund Pty Limited

PWM Waste Services Pty Ltd.

Quail Hollow Landfill, Inc.

Quality Waste Control, Inc.

Questquill Ltd.

R&B Landfill, Inc.

R&R Disposals, Inc.

R.S.W. Recycling, Inc.

RA Johnson (Haulage) Ltd.

Rail Cycle North Ltd.

Rail-Cycle L.P.

RCC Fiber Company, Inc.

RCI Hudson, Inc.
         United Waste Systems of Hudson

Recuperi Piemontesi Srl

Recycle & Recover, Inc.

Recycle America, Inc.

Recycle Minnesota Resources, Inc.

Recycle New Zealand Ltd.

Re-Cy-Co, Inc.
         United Waste Transfer

Red Bluff Disposal, Inc.

Redwood Landfill, Inc.

Refuse Disposal, Inc.

Refuse Energy Systems Company J.V.

Refuse Services, Inc.
         Clay County Recycling and Disposal Facility
         Jacksonville Waste Control

Refuse, Inc.
         Sage Street Transfer Station
         Stead Street Transfer Station

Regin B.V. (20%)

Regional Recycling Corporation

Regular Rubbish Removal

REI Holdings, Inc.

Reliable Landfill, L.L.C.

Reliable Trash Hauling, Inc.

Remote Landfill Services, Inc.

Reno Disposal Co.
         Reno Sanitation Company
         Sparks Sanitation

Renovadan Miljoservice A/S

Rent-a-Weld (Wirral) Ltd.

Resco Holdings, Inc.

Residuals Processing, Inc.

Residuos Industriales Multiquim, S.A. de C.V.

Resource Control Composting, Inc.

Resource Control, Inc.

Reuter Recycling of Florida, Inc.

Reym B.V.

Richland County Landfill, Inc.

Ridge Generating Station Limited Partnership

RIH Inc.

Riley Energy Systems of Lisbon Corporation

RIS Risk Management Inc.

Riverbend Landfill, Inc.

Rolling Meadows Landfill, Inc.

RRT Design & Construction Corp

RRT Empire Returns of Monroe County, Inc.

RRT of New Jersey, Inc.

RRT of Pennsylvania, Inc.

RTS Landfill, Inc.
         Del Mar Virginia District
         Plant Atkinson Transfer Station
         South Side Sanitation
         Starr Tranfer Station

Rural Dispos-all Service, Inc.

Rust Capital Corporation

Rust Controldua, S.A. De C.V.

Rust Engineering & Construction Inc.

Rust International Holdings Inc.

Rust International Inc.

S&J Landfill, Limited Partnership

S&S Grading, Inc.

S.A.P. s.p.a.

S.P.E.M. S.p.A.

S.V. Farming Corp.

Sacramento Valley Environmental Waste Company

Saframa S.A.

SAH Transportation, Inc.

Sakab Batteri AB

Salinas Disposal Service, Inc.

Salutec, S.A.



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

San-Co Disposal Service, Inc.

Sanifill de Mexico (US), Inc.

Sanifill de Mexico, S.A. de C.V.

Sanifill Forest Products, Inc.

Sanifill of Florida, Inc.

Sanifill of Hawaii, Inc.

Sanifill of San Juan, Inc.

Sanifill Power Corporation

San-I-Pak

SASA Ltda

SC Holdings, Inc.
         L&D Landfill
         Sanitary Landfill

SCS Contractors Ltd.

Serrot Corporation GmbH

Serrot International, Inc. (f.k.a. National Seal Company)

Serubam Servicos Urbanos E Ambientais Ltda

Servizi Piemonte S.r.1.

SES Bridgeport, L.L.C.

SES Connecticut Inc.

SF, Inc.

Shade Landfill, Inc.

Shereg Schleswig Holstein Entsorgung Recycling GmbH

Shore Disposal, Inc.

Shoreline Disposal Co., Inc.

Sierra Estrella Landfill, Inc.

Signal Capital Sherman Station Inc.

Signal RESCO, Inc.

Sirmas Srl

Skaraborgs Energi-Och Mijo AB

SMC Smaltimenti Controllati S.p.a.

Smyrna Landfill, Inc.

Soaring Vista Properties, Inc.

Sokins Enterprises, Inc.

Sonoma Marin Waste Management, Inc.

Sonoma West Marin Recycling, Inc.

South China WMI Transfer Limited

Southern Alleghenies Landfill, Inc.
         Altoona Transfer Station
         American Recycling

Southern Plains Landfill, Inc.

Southern Waste Services, L.L.C.

Spruce Ridge Landfill, Inc.

Star Sanitation Services, Inc.

Stockton Scavengers Association

Stony Hollow Landfill, Inc.

Storey County Sanitation, Inc.

Suburban Landfill, Inc.

Sun Waste Alternatives, Inc.

Super Cycle, Inc.

Super Kwik, Inc.

Svensk Avfallskonvertering AB

Swindell-Dressler Energy Supply Company

Swindell-Dressler Leasing Company

Sylvan & Qvibelius AB

Sylvans Kemiteknik AB

T. R. Walters Investments, Inc.

Tabulator AB

Tabulator Forvaltning AB

The Waste Management Charitable Foundation

The Woodlands of Van Buren, Inc.

Three River Disposal, Inc.

Tidy Up Australia Pty

Tidy Up Holdings Pty

TNT Sands, Inc.

Tonitown Landfill, Inc.

Town & Country Refuse, Inc.
         Port-O-Let

Tra. S.E. s.p.a.

Trade & Domestic Ltd.

Trade Domestic (1997) Ltd.

Trail Ridge Landfill, Inc.

Transamerican Waste Central Landfill, Inc.

Transamerican Waste Industries of Southeast, Inc.

Transamerican Waste Industries, Inc.

Transmetro SA

Transportbedrijf Van Bliet B.V.

TransWaste, Inc.

Trash Hunters of Tunica, Inc.

Trash Hunters, Inc.

Tri-County Sanitary Landfill, L.L.C.

TVG Transport und Verwertungsgesellschaft Darmstadt-Dieburg mbH

Twin City Sanitation, Inc.

Tyneside Waste Paper Co Ltd.

UK Waste Management Ltd.

United Waste Systems Leasing, Inc.

United Waste Systems of Gardner, Inc.

United Waste Systems of Minneapolis, Inc.

United Waste Systems of Minnesota, Inc.
         Bellaire Sanitation
         Gallagher's Service
         J.J. Young Rubbish
         Lake Sanitation
         Mike's Disposal and Recycling Service
         UWS
         UWT

United Waste Systems of Onaway, Inc.

United Waste Systems of Trinity County, Inc.

United Waste Systems, Inc.
         Mike's Disposal & Recycling Service

United Waste Transfer, Inc.

USA Crinc, Inc.

USA South Hills Landfill, Inc.

USA Valley Facility, Inc.

USA Waste Arizona Landfill, Inc.

USA Waste Geneva Landfill, Inc.
         USA Waste of Ashtabula

USA Waste Industrial Services, Inc.
         USA Environmental Services

USA Waste Landfill Operations and Transfer, Inc.

USA Waste-Management Resources, L.L.C.

USA Waste of Alaska, Inc.

USA Waste of California, Inc.
         Castaic Disposal
         Newhall Ranch Waste and Recycling Services
         Stevenson Ranch Disposal
         USA Waste of San Jose
         Waste Management of Orange
         Waste Management of Palmdale
         Waste Management of Antelope Valley
         G I Rubbish

USA Waste of DC, Inc.

USA Waste of Fairless Hills, Inc.

USA Waste of Kentucky, L.L.C.

USA Waste of Maryland, Inc.
         A.R.D. Equipment, Inc.
         ARD Equipment Leasing Co., L.L.C.
         Debris Disposers, Ltd.
         Lowery's Trash Removal & Services

USA Waste of Minnesota, Inc.
         Kato Sanitation Northwest Valley
         Meeker County Transfer Station
         West Side Hauling

USA Waste of Mississippi, Inc.

USA Waste of New Jersey, Inc.
         Atlantic City Hauling
         Bergen County Transfer Station
         Burlington County Landfill

USA Waste of New York City, Inc
         Marshall's Refuse, Inc.
         North Hempstead Transfer

USA Waste of Ohio, Inc.
         Johnson Disposal
         Johnson Disposal Transfer & Recycling Facility
         Mound Transfer Station
         Northern Ohio Waste Systems
         Reliable Sanitation
         Sanitary Commercial Services

USA Waste of Oregon, Inc.
         Alpine Disposal & Recycling
         Energy Reclamation
         Forest Grove Transfer Station
         Klamath Disposal
         Metropolitan Disposal & Recycling
         Mt. Hood Refuse
         Sandy Transfer Station

USA Waste of Pennsylvania, Inc.
         Helmick's Sanitation and General Hauling
         Kittinning Transfer Station
         LeHigh Hauling
         Mainline Sanitation
         Tri-Valley Recycling
         Tri-Valley Waste Systems
         USA Waste of Harrisburg

USA Waste of Pennsylvania, L.L.C.

USA Waste of Texas Landfills, Inc.

USA Waste of Virginia Landfills, Inc.
         Bethel Landfill
         Bushrod Disposal Service
         James City County Transfer
         Qualla Road Landfill

USA Waste of Virginia, Inc.

USA Waste Services North Carolina Landfills, Inc.
         Anson Road Landfill
         Coble Road Landfill

USA Waste Services of Nevada, Inc.

USA Waste Services of NYC, Inc.

USA Waste Services-Hickory Hills, L.L.C.

UWS Barre, Inc.

UWS of Rhode Island, Inc.
         Truk-Away of R.I.

V&W Investments, Inc.

VAI  VA Projekt AB

Vallery Commericial Disposal Co., Inc.

Valley Garbage and Rubbish Company, Inc.
         Heath Sanitation Service

Valley Garbage Service, Inc.

Van Handal Disposal, Inc.

Van Loenen Milieu B.V.

Van Loenen Recycling Beheer B.V.

Van Loenen Transport en Verhuur B.V.

VAR Projekt AS

VDL Plus Two, Inc.

VE-Part S.r.1.

Vern's Refuse Service, Inc.

Vickery Environmental, Inc.
         WMI Medical Services- Dayton

Vliko B.V.

Voyageur Disposal Processing, Inc.

Voyageur Leasing, Inc.

Voyageur Services, Inc.

W/W Risk Management, Inc.

Walters and Vann, Inc.
         Winton Disposal

Warner Company
         Warner West
         Warner East

Wasco Landfill, Inc.

Washington Waste Systems, Inc.

Wasilla Refuse, Inc.

Waste Away Group, Inc.
         Environmental Waste Systems
         LaGrange Transfer Station
         Montgomery Transfer Station
         Phoenix City Transfer
         Springhill Landfill
         Waste Management of Alabama-Central
         Waste Management of Alabama-East
         Waste Management of Alabama-North
         Waste Management of Alabama-South

Waste Care Ltd.

Waste Care Medisafe Ltd

Waste Clearance (Holdings) Ltd.

Waste Control Systems, Inc.

Waste Disposal Services Limited

Waste Management (Auckland) Ltd

Waste Management (Land) Limited

Waste Management (UK) Holdings Ltd.

Waste Management (W.M.) Israel Limited

Waste Management Austria mbH

Waste Management Collection and Recycling, Inc.
         American Waste Systems
         Empire Waste Management
         Great Western Reclamation
         Recycle America
         SAWDCO Collection
         Sunset Environment
         Valley Waste Management
         Waste Management of Inland Valley

         Waste Management of Orange County
         Waste Management of Sacramento
         Waste Management of San Gabriel/Pomona Valley
         Waste Management of Santa Cruz County
         Waste Management of the Central Valley
         Waste Management of Woodland

Waste Management Controladora, S.A. de C.V.

Waste Management Danmark A/S

Waste Management Development B.V.

Waste Management Disposal Services of Arizona, Inc.

Waste Management Disposal Services of Colorado, Inc.
         Central Weld Sanitary Landfill
         Colorado Springs Recycling and Disposal Facility
         County Line Recycling and Disposal Facility
         Denver/Arapahoe Disposal Site
         East Weld Sanitary Landfill
         North Weld Sanitary Landfill
         Waste Management of Colorado-Landfill Division

Waste Management Disposal Services of Maine, Inc.
         Waste Management Disposal Services of Maine-Crossroads

Waste Management Disposal Services of Maryland, Inc.
         Sandy Hill

Waste Management Disposal Services of Massachusetts, Inc.

Waste Management Disposal Services of Oregon, Inc.
         Columbia Ridge Landfill and Recycling Center
         Oregon Waste Systems

Waste Management Disposal Services of Pennsylvania, Inc.
         Burlington County Resource Recovery Facilities Complex
         G.R.O.W.S. Landfill
         Meadowlands Baler Facility
         Meadowland Recycling and Disposal Facility
         Northwest Sanitary Landfill
         Pottstown Landfill and Recycling Center

Waste Management Disposal Services of Virginia, Inc.
         Middle Peninsula Landfill and Recycling Facility

Waste Management Disposal Services of Washington, Inc.
         Greater Wenatchee Regional Landfill and Recycling Center
         Waste Management of Washington

Waste Management Environmental Services B.V.

Waste Management Environmental, L.L.C.

Waste Management Federal Services of Hanford, Inc.

Waste Management Federal Services of Idaho, Inc.

Waste Management Federal Services, Inc.

Waste Management Financing Corp.

Waste Management Geotech, Inc.

Waste Management Greece AAE

Waste Management Holdings, Inc.

Waste Management Inc., of Florida
         Atlantic Waste Management
         Broward Disposal
         Central Disposal
         Environmental Waste Systems

         Florida Environmental Waste
         Florida Disposal
         Florida Resource Management
         Gulf Coast Recycling and Disposal Facility
         Hillsborough Heights Recycling and Disposal Facility
         Medly Landfill & Recycling Center
         Rubbish Gobbler
         Southeast recycling and Disposal Facility
         Southern Sanitation Service
         South Florida Service Center
         United Sanitation Recycling and Disposal Facility
         Waste Management of Bay County
         Waste Management of Collier County
         Waste Management of Dade County
         Waste Management of Monroe County
         Waste Management of Pasco County
         Waste Management of Tampa

Waste Management International BV

Waste Management International Services Ltd.

Waste Management International, Inc.

Waste Management International, Ltd.

Waste Management Italia SpA

Waste Management Ltd.

Waste Management Municipal Services of California, Inc.

Waste Management N.Z. Ltd.

Waste Management Nederland B.V.

Waste Management of Alameda County, Inc.
         Altamont Landfill and Resource Recovery Facility
         Central Division
         Davis Street Station for Material Recovery and Transfer
         East Bay Disposal Co.
         Livermore Dublin Disposal
         Northern Division
         Recycle America of Northern California
         Southern Division
         Sunnyvale Recycling and Disposal Facility
         Tri-Cities Recycling and Disposal Facility

Waste Management of Arizona, Inc.
         Asset Recovery Group
         Butterfield Station Recycling and Disposal Facility Industrial Services Division Sky Harbor regional Transfer & Recycling Center 27th Avenue Recycling and Disposal Facility Waste Management of Northern Arizona Waste Management of Phoenix- North Waste Management of Phoenix - Recycle America Waste Management of Phoenix- South Waste Management of Tucson Waste Management of Tucson- Recycle America Waste Management of Verde Valley WMI Services- Phoenix

Waste Management of Arkansas, Inc.
         Brushy Island Recycling and Disposal Facility

         Jefferson County Recycling and Disposal Facility
         Shannon Road Recycling and Disposal Facility
         Union County Recycling and Disposal Facility
         Waste Management of Arkansas North
         Waste Management of Arkansas South

Waste Management of California, Inc. Kirby Canyon recycling and Disposal
         Facility Lancaster Recycling and Disposal Facility Simi Valley Recycling and Disposal Facility Universal Refuse Removal of El Cajon Waste Management of Fresno County Waste Management of Lancaster Waste Management of Los Angeles Waste Management of Los Angeles- South Waste Management of North County Waste Management of San Diego Waste Management of San Fernando Valley Waste Management of Santa Clara County Waste Management of the Desert WMI Services

Waste Management of Carolinas, Inc.
         Piedmont Landfill and Recycling Center
         Waste Management of Asheville
         Waste Management of Carolinas
         Waste Management of Central Carolina
         Waste Management of Eastern Carolina
         Waste Management of the Piedmont
         Waste Management of Raleigh/Durham
         Waste Management of Wilmington
         Waste Management of the Triad

Waste Management of Central Florida, Inc.
         Aluchua Waste Management

Waste Management of Colorado, Inc.
         Canon City Disposal and Recycling
         Colorado Springs Transfer Station
         Englewood Transfer Station
         Port-O-Let
         Waste Management of Aurora
         Waste Management of Colorado - Aurora Facility
         Waste Management of Colorado - North Facility
         Waste Management of Colorado - Recycle Facility
         Waste Management of Colorado - South Facility
         Waste Management of Colorado Springs-Recycle America
         Facility
         Waste Management of Denver
         Waste Management of Denver - Recycle America
         Processing Facility
         Waste Management of Northern Colorado
         Waste Management of Pueblo
         Waste Management of the Rockies
         WMI Medical Services

Waste Management of Connecticut, Inc.
         (fka USA Waste of Connecticut, Inc.)

Waste Management of Delaware, Inc.
         Waste Management of Delaware - Wilmington
         Waste Management of Delmarva

Waste Management of Five Oaks Recycling and Disposal, Inc.

Waste Management of Florida Holding Company, Inc.

Waste Management of Georgia, Inc.
         Live Oak Landfill
         Superior Sanitation Landfill
         Waste Management of Savannah
         Waste Management of the Tennessee Valley

Waste Management of Grass Valley, Inc.

Waste Management of Hawaii, Inc.
         Waimanalo Gilch Recycling and Disposal Facility
         West Hawaii Landfill

Waste Management of Idaho, Inc.

Waste Management of Illinois, Inc.
         Banner/Western Disposal Service
         Chain of Rocks Recycling and Disposal Facility
         CID
         DeKalb County Recycling and Disposal Facility
         Durbin Paper Stock Company
         Five Oaks Recycling and Disposal Facility
         Greene Valley Recycling and Disposal Facility Kankakee recycling and Disposal Facility
         Laraway Recycling and Disposal Facility
         McLean County Disposal and recycling Services
         Milam Recycling and Disposal Facility
         Prairie Hill Recycling and Disposal Facility
         Settler's Hill recycling and Disposal Facility Tazewell Recycling and Disposal Facility
         TCD Services United
         Waste Systems Waste Management - Metro
         Waste Management- North Waste Management - Northwest Waste Management- West
         Waste Management of Metro East
         Waste Management of Peoria
         Waste Management of the South Suburbs
         Wheatland Prairie Recycling and Disposal Facility Woodland Recycling and Disposal Facility

Waste Management of Indiana Holdings One, Inc.

Waste Management of Indiana Holdings Two, Inc.

Waste Management of Indiana LLC
         Deercroft Recycling and Disposal Facility
         Glenwood Ridge Recycling and Disposal Facility
         Oak Ridge recycling and Disposal Facility
         Prairie View recycling and Disposal Facility
         Superior Waste Systems Twin Bridges Recycling and Disposal Facility Waste Management of Central Indiana Waste Management of Evansville Waste Management of Fort Wayne Waste Management of Indianapolis Waste Management of Indianapolis - Hamilton County
         Transfer
         Waste Management of Kokomo

         Waste Management of Lafayette
         Waste Management of Muncie
         Waste Management of Northwest Indiana
         Waste Management of Warsaw
         Wheeler Recycling and Disposal Facility

Waste Management of Iowa, Inc.
         Solid Waste Systems

Waste Management of Kansas, Inc.
         Forest View recycling and Disposal Facility
         Rolling Meadows recycling & Disposal facility
         Solid Waste Systems
         Topeka Waste Systems
         Waste Management of Wichita
         Waste Management - Refuse Control

Waste Management of Kentucky Holdings, Inc.

Waste Management of Kentucky L.L.C.
         Blue Ridge Recycling and Disposal Facility Kramer Lane Recycling and Disposal Facility Lexington recycling and Disposal Facility Outer Loop recycling and Disposal Facility Waste Management of Kentucky - Gray Disposal Waste Management of Kentucky - Lexington Waste Management of Kentucky - Louisville Waste Management of Kentucky - Madison Disposal
         Waste Management of Kentucky - Stevens Dispos- All   Service

Waste Management of Leon County, Inc.

Waste Management of Louisiana Holdings One, Inc.

Waste Management of Louisiana L.L.C.
         Acadiana Recycling and Disposal Facility
         Acadia Parish Sanitary Landfill
         Alexandria Recycling and Disposal Facility
         American Waste and Pollution Control-Algiers Residential American Waste and Pollution Control-Eastern New Orleans
           Residential
         American Waste and Pollution Control-Kelvin Recycling
           and Disposal Facility
         American Waste and Pollution Control-St. Bernard Parish
           Residential
         American Waste and Pollution Control-Slidell
         American Waste and Pollution Control-West Jefferson
           Residential
         Jefferson Davis Recycling and Disposal Facility
         Kelvin Recycling and Disposal Facility
         Magnolia Recycling and Disposal Facility
         Pelican Recycling and Disposal Facility
         Pelican State Environmental Services
         Waste Management of Acadiana
         Waste Management of Baton Rouge
         Waste Management of the Bayous
         Waste Management of Central Louisiana
         Waste Management of Lake Charles
         Waste Management of New Orleans
         Waste Management of Northeast Louisiana
         Waste Management of Northwest Louisiana

         Waste Management of the Pines
         Waste Management of St. Landry
         Waste Management of St. Tammany
         Waste Management of South Louisiana
         Woodside Recycling and Disposal Facility

Waste Management of Maine, Inc.
         Waste Management of Maine-Portland

Waste Management of Maryland, Inc.
         Mobile Offices of Maryland
         Waste Management of Cambridge
         Waste Management of Greater Washington
         Waste Management of Maryland, Baltimore
         Waste Management of Southern Maryland
         WMI Medical Services
         WMI Services of Maryland

Waste Management of Massachusetts, Inc.
         Somerville Transfer Station
         Waste Management-Container Services
         Waste Management of Boston-North
         Waste Management of Central Massachusetts
         Waste Management of Massachusetts-Gloucester
         Waste Management of Massachusetts-South Shore

Waste Management of Michigan, Inc.
         Autumn Hills Recycling and Disposal Facility
         Cedar Ridge Recycling and Disposal Facility
         Eagle Valley Recycling and Disposal Facility
         Efficient Sanitation
         Northern Oaks Recycling and Disposal Facility
         Recycle America-Metro Detroit Valley
         Rubbish Venice Park recycling and Disposal Facility
         Waste Management of Detroit-Residential
         Waste Management - Metro Detroit
         Waste Management of Michigan-Alma Transfer and Recycling
           Facility
         Waste Management of Michigan-Area Disposal
         Waste Management of Michigan-Burr Oak
         Waste Management of Michigan-Central
         Waste Management of Michigan-Detroit East Recycling
           Transfer Facility
         Waste Management of Michigan-Detroit Transfer and Recycling
           Facility
         Waste Management of Michigan-Detroit MRF/Transfer
         Waste Management of Michigan-Dowagiac Transfer and  Recycling
           Facility
         Waste Management of Michigan- Holland
         Waste Management of Michigan- Holland Transfer and Recycling
           Facility
         Waste Management of Michigan-Mideast
         Waste Management of Michigan-Mideast/Port Huron
         Waste Management of Michigan-Midwest
         Waste Management of Michigan-Northern
         Waste Management of Michigan-Recycle
         America/Grand Rapids
         Waste Management of Michigan-Southwest
         Waste Management of Michigan-Western

         Westside Recycling and Disposal Facility
         WMI Services-Eastern Michigan/Northwest Ohio
         Woodland Meadows Recycling and Disposal Facility

Waste Management of Minnesota, Inc.
         Anoka Recycling and Disposal Facility
         Dietman Sanitation & Recycling
         Northern Waste Systems
         Recycle America of Minnesota
         Sun Prairie Recycling and Disposal Facility
         Waste Management- Blaine
         Waste Management- LeSeur
         Waste Management- Rochester
         Waste Management- Savage
         Waste Management- St. Cloud
         Waste Management of Hastings
         WMI Services of Minnesota

Waste Management of Mississippi, Inc.
         Pecan Grove Landfill
         Pine Ridge Landfill
         Plantation Oaks Landfill
         Prairie Bluff Landfill
         Waste Management of Central Mississippi-Jackson
         Waste Management of Central Mississippi-Kosciusko
         Waste Management of Central Mississippi-Meridian
         Waste Management of Central Mississippi-Vicksburg
         Waste Management of North Mississippi-Clarksdale
         Waste Management of North Mississippi-Columbus
         Waste Management of North Mississippi-Corinth
         Waste Management of North Mississippi-Greenville
         Waste Management of North Mississippi-Grenada
         Waste Management of North Mississippi-Tupelo
         Waste Management of South Mississippi-Gulfport
         Waste Management of South Mississippi-McComb
         Waste Management of South Mississippi-Natchez
         Waste Management of South Mississippi-Pine Belt

Waste Management of Missouri, Inc.
         Black Oak and Disposal Facility
         Environmental Industries
         Kahle Recycling and Disposal facility
         Meramec Hauling
         Pezold Hauling
         Rumble Recycling and Disposal Facility
         Waste Management of Kansas City
         Waste Management of Springfield
         Waste Management of St. Louis
         Waste Management of the Ozarks

Waste Management of Montana, Inc
         Waste Management of Great Falls

Waste Management of Nebraska, Inc.
         Douglas County Recycling and Disposal Facility

Waste Management of Nevada, Inc. (fka USA Waste of Nevada, Inc.)

Waste Management of New Hampshire, Inc.
         Turnkey Recycling and Environmental Enterprises
         Waste Management of New Hampshire- Londonberry
         Waste Management of New Hampshire- New Hampton
         Waste Management of New Hampshire- Rochester

         Waste Management of New Hampshire- Peterborough

Waste Management of New Jersey, Inc.
         Avenue A Transfer & Recycling Center
         Middle Martee Landfill
         Recycle America
         Waste Management of Camden

Waste Management of New Mexico, Inc.
         Environmental Waste Equipment Company
         Hobbs Recycling and Disposal Facility
         Landfill Hauling Systems
         Landfill Systems
         R&B Rubbish Removal
         Rio Rancho Recycling and Disposal Facility
         San Juan Recycling and Disposal Facility
         Seay Brothers Rolloff Tijeras Disposal
         United Waste Systems
         Waste Management of Albuquerque-Recycle America
         Processing Facility
         Waste Management of Four Corners
         Waste Management of Southeast New Mexico
         Waste Management of the Southwest

Waste Management of New York, L.L.C.
         High Acres Landfill and Recycling Facility
         Waste Management of Eastern New York
         Waste Management of Hudson Valley
         Waste Management of New York-Albion
         Waste Management of New York-Buffalo
         Waste Management of New York-Rochester
         Waste Management of New York-Syracuse
         Waste Management of New York-Utica
         Waste Management of Southwestern New York W
         MI Services of New York

Waste Management of North Dakota, Inc.
         Northern Waste Systems

Waste Management of Ohio, Inc.
         Countywide Recycling and Disposal Facility
         ELDA Recycling and Disposal Facility
         Evergreen Recycling and Disposal Facility
         Herrick Valley Recycling and Disposal Facility
         Lake County Recycling and Disposal Facility
         Pinnacle Road Recycling and Disposal Facility
         Seneca East Recycling and Disposal Facility
         Stony Hollow Recycling and Disposal facility
         Suburban Recycling and Disposal Facility
         Waste Management of Ohio-Akron
         Waste Management of Ohio-Blaylock
         Waste Management of Ohio-Cleveland Transfer and Recycling Facility Waste Management of Ohio-Cleveland West
         Waste Management of Ohio-Columbus
         Waste Management of Ohio-Columbus Transfer and Recycling Facility Waste Management of Ohio-Findlay
         Waste Management of Ohio-IWD
         Waste Management of Ohio-Koogler

         Waste Management of Ohio-Lima
         Waste Management of Ohio-Lima Transfer and Recycling Facility Waste Management of Ohio-M&M Sanitation
         Waste Management of Ohio-Newark
         Waste Management of Ohio-Northwest
         Waste Management of Ohio-Recycle America/Toledo
         Waste Management of Ohio-S.E.M.
         Waste Management of Ohio-Shelby County Transfer
         Waste Management of Ohio-Suburban Sanitation Service
         Waste Management of Ohio-Western Reserve
         Waste Management of Ohio-Youngstown
         WMI Services-Ohio

Waste Management of Oklahoma, Inc.
         East Oak Recycling and Disposal Facility
         Muskogee recycling and Disposal Facility
         Quarry Recycling and Disposal Facility
         Waste Management of Oklahoma City
         Waste Management of Tulsa

Waste Management of Oregon, Inc.
         Metro South Transfer Station
         Port-O-Let
         Waste Management of Vancouver U.S.A.
         Zero Garbage

Waste Management of Pennsylvania, Inc.
         Alderfer & Frank
         Lake View Landfill (Northern)
         Mid-Atlantic Recycling and Distribution Center
         Milton Grove Demolition and Tire Recycling
         Philadelphia Transfer and Recycling Station
         Pottsville Transfer Station Recycle America
         River Road Landfill Steel Valley Transfer Station
         The Forge Recycling and Resource Recovery Center
         Tully Town Resource Recovery Facility
         Waste Automation Waste Management - Allentown
         Waste Management- Dixon Recycling
         Waste Management of Camp Hill
         Waste Management of Delaware Valley-North
         Waste Management of Delaware Valley-South
         Waste Management of Erie
         Waste Management of Greater Lancaster
         Waste Management of Greencastle
         Waste Management of Greenville
         Waste Management of Indian Valley
         Waste Management of Laurel Valley
         Waste Management of Northeast Pennsylvania
         Waste Management of Pennsylvania-Hauling
         Waste Management of Pittsburgh
         Waste Management of Pottstown
         Waste Management of Wilkinsburg
         WMI Medical Services of New Jersey
         WMI Medical Services of New York
         WMI Medical Services of Pennsylvania

         WMI Medical Services of West Virginia

Waste Management of Rhode Island, Inc.
         Waste Management of Rhode Island- Newport

Waste Management of South Carolina, Inc.
         Charleston Landfill
         Hickory Hill Sanitary Landfill
         Palmetto Landfill
         Sandy Pines Landfill
         Waste Management of South Carolina
         Waste Management of the Low Country
Waste Management of South Dakota, Inc.
         Waste Management of Sioux Falls
         Waste Management of the Black Hills

Waste Management of Texas, Inc.
         All Waste Paper Recycling
         Atascosita Recycling and Disposal Facility
         Austin Community Disposal
         Co. Bluebonnet Recycling and Disposal Facility
         Centex Waste Management
         Coastal Plains Recycling and Disposal Facility
         Comal County Recycling and Disposal Facility
         Covell Gardens Landfill DFW Recycling and Disposal Facility Fogle Garbage Service Garbage
         Gobbler Hillside recycling and Disposal Facility
         Kingwood Garbage Service
         Lacy Lakeview Recycling and Disposal Facility
         Longhorn Disposal Northwest Transfer Station
         Oak Hill Recycling and Disposal Facility
         Pecan Prairie Recycling and Disposal Facility
         Recycle America-Dallas Bulk grade Division
         Recycle America-Dallas High Grade Division
         S&B trucking & Sanitation
         Security Landfill
         Skyline Recycling and Disposal Facility
         Texas Waste Management
         Waste Management of Fort Worth Recycling and Disposal Facility Waste Management - Golden Triangle
         Waste Management of Dallas-East
         Waste Management of Dallas Recycle America Processing Facility Waste Management of Dallas-West
         Waste Management of East Texas
         Waste Management of Fort Worth
         Waste Management of Fort Worth Recycling and Disposal Facility Waste Management of Houston
         Waste Management of Northeast Texas
         Waste Management of Southeast Texas
         Waste Management of Southeast Texas-Angleton
         Waste Management of Southeast Texas-Dickinson
         Waste Management of South Texas

         Waste Management of West Texas Westside
         Recycling and Disposal Facility
         Williamson County Recycling and Disposal Facility
         WMI Services of Dallas
         WMI Services of North Texas
         WMI Services of Texas

Waste Management of Utah, Inc.
         Waste Management of Northern Utah
         Reliable Waste Systems
         Waste Management of Salt Lake

Waste Management of Varick Avenue, Inc.

Waste Management of Virginia, Inc.
         Manassas Transfer Station
         Waste Management of Hampton Roads
         Waste Management of Northern Virginia
         Waste Management of Northern Virginia-Crown Disposal
         Waste Management of the Outer Banks
         Waste Management of Richmond/Fiber Fuels
         Waste Management of Richmond Port-O-Let
         Waste Management of Richmond
         Recycle America
         Waste Management of Virginia-Blue Ridge
         WMI Services of Hampton Roads
         WMI Services of Virginia

Waste Management of Washington, Inc.
         Mountain Group-Northwest Office
         Port-O-Let
         Recycle America
         Valley Topsoil
         Waste Management-Northwest
         Waste Management of Ellensburg
         Waste Management of Greater Wenatchee
         Waste Management of Kennewick
         Waste Management of Seattle
         Waste Management of Spokane
         Waste Management of Yakima
         Waste Management-SnoKing
         Waste Management-Rainier
         WMI Services
         Waste Management of West Virginia, Inc.
         Waste Management of Shenandoah Valley

Waste Management of Wisconsin, Inc.
         Best Disposal
         DSI of Shawano County, Inc.
         Mallard Ridge Recycling and Disposal Facility
         Metro/Stone Ridge Recycling and Disposal Facility
         Orchard Ridge Recycling and Disposal Facility
         Parkview Recycling and Disposal Facility
         Parkway Container Services, Inc.
         Pheasant Run Recycling and Disposal Facility
         Ridgeview Recycling and Disposal Facility
         Timberline Trail Recycling and Disposal Facility
         UWS Transportation
         Valley Trail Recycling and Disposal Facility
         Waste Management-Northeast Wisconsin
         Waste Management of Fox Valley
         Waste Management of La Crosse

         Waste Management of Madison
         Waste Management of Milwaukee
         Waste Management of Muskego
         Waste Management of Rockford
         Waste Management of Wisconsin-East
         Waste Management Southwest
         Waste Management of St. Croix Valley
         Waste Management - Tri County
         WMI Services of Wisconsin
Waste Management of Wyoming, Inc.

Waste Management Operations Ireland

Waste Management Paper Stock Company, Inc.
         Southern Sanitation Southeast-Recycle America
         Waste Management of Florida-Recycle America
         Waste Management of Sarasota-Recycle America
         Waste Management of Tampa- Recycle America

Waste Management Partners, Inc.
         American Refuse Systems, Inc.
         Ocmulgee Disposal, Inc.

Waste Management Plastic Products, Inc.

Waste Management Project Services B.V.

Waste Management Queensland Pty Ltd.

Waste Management Recycling & Services Limited

Waste Management Recycling and Disposal Services of California, Inc.
         Waste Management of San Fernando Valley

Waste Management Recycling of New Jersey, Inc.
         Safety Recycling

Waste Management Remediation Services B.V.

Waste Management Roxby Ltd.

Waste Management Services SA

Waste Management Siam Holdings Ltd

Waste Management Siam Ltd

Waste Management South America B.V.

Waste Management Stendhal GmbH

Waste Management Technical Services, Inc.

Waste Management Technology Center, Inc.

Waste Management Thailand B.V.

Waste Management Transfer of New Jersey, Inc.

Waste Management, Inc.

Waste Management, Inc. of Tennessee
         Chestnut Ridge Landfill and Recycling Center
         Nashville Hauling Nashville Transfer
         Waste Management of Tennessee - Clarksville
         Waste Management of Tennessee - Jackson
         Waste Management of Tennessee - Knoxville
         Waste Management of Tennessee - Memphis
         Waste Management of Tennessee - Nashville
         West Camden Sanitary Landfill

Waste Resource Technologies, Inc.

Waste Resources of Tennessee, Inc.

Wastech, Inc.

Waterblast Ltd.

Webster Parish Landfill, L.L.C.

WESI Baltimore Inc.

WESI Capital Inc.

WESI Peekskill Inc.

WESI Westchester Inc.

Wessex Waste Gas to Energy Ltd.

Wessex Waste Management Limited

West Australian Landfill Services Pty Limited (50%)

West Essex Disposal Co., Inc.

Westchester Resco Associates, L.P.

Westchester Resco Company, L.P.

Westchester Waste Services Co., L.L.C.

Western El Dorado Recovery Systems, Inc.

Western Land Acquisition, Inc.

Western U.P. Landfill, Inc.

Western Waste Industries
         Conroe Industrial Transportation
         Conroe Landfill #7
         Conroe Landfill Administration
         Fresno Transfer Station
         Inland Empire
         Redondo Beach Recycling
         Sunnydale Transfer Station
         Western Beaumont Landfill
         Western Longmont Landfill
         WW/Chino Transfer Station
         WW/Conroe Processing Plant
         WW/EL Sobrante Landfill
         Nassau Landfill
         WW/Southern California Processing

Westlake Truck Leasing, Inc.

Westley Trading Ltd.

Wheelabrator Baltimore, L.L.C.

Wheelabrator Canada Inc.

Wheelabrator Carteret Inc.

Wheelabrator Cedar Creek Inc.

Wheelabrator Claremont Company, L.P.

Wheelabrator Clean Water New Jersey Inc.

Wheelabrator Coal Services Company

Wheelabrator Concord Company, L.P.

Wheelabrator Concord Inc.

Wheelabrator Connecticut Inc.

Wheelabrator Culm Services Inc.

Wheelabrator Energy Leasing Company

Wheelabrator Environmental Systems Inc.

Wheelabrator Falls Inc.

Wheelabrator Frackville Energy Company Inc.

Wheelabrator Frackville Properties Inc.

Wheelabrator Fuel Services Company

Wheelabrator Fuels Service Corp.

Wheelabrator Gloucester Company, L.P.

Wheelabrator Gloucester Inc.

Wheelabrator Guam Inc.

Wheelabrator Hudson Energy Company Inc.

Wheelabrator Land Resources Inc.

Wheelabrator Lassen Inc.

Wheelabrator Martell Inc.

Wheelabrator McKay Bay Inc.

Wheelabrator Millbury Inc.

Wheelabrator New Hampshire Inc.

Wheelabrator New Jersey, Inc.

Wheelabrator NHC Inc.

Wheelabrator North Broward Inc.

Wheelabrator North Shore Inc.

Wheelabrator Norwalk Energy Company Inc.

Wheelabrator Penacook Inc.

Wheelabrator Pinellas Inc.

Wheelabrator Polk Inc.

Wheelabrator Putnam Inc.

Wheelabrator Ridge Energy Inc.

Wheelabrator Saugus Inc.

Wheelabrator Shasta Energy Company Inc.

Wheelabrator Sherman Station Energy Company, G.P.

Wheelabrator Sherman Station One Inc.

Wheelabrator Sherman Station Two Inc.

Wheelabrator Shrewsbury Inc.

Wheelabrator South Broward Inc.

Wheelabrator Spokane Inc.

Wheelabrator Technologies Inc.

Wheelabrator Technologies International, Inc.

Wheelabrator Water Technologies Baltimore L.L.C.

Wheelabrator Water Technologies Canada Inc.

Wheelabrator Water Technologies Inc.

White Lake Landfill, Inc.

William Hepworth Landfill

Williams Disposal Service, Inc.

Williams Landfill, L.L.C.

Williwaw Services, Inc.

WINZ Bins Ltd.

WM Asia BV

WM International Holdings, Inc.

WM Landfills of Georgia, Inc.

WM Landfills of Michigan, Inc.

WM Landfills of Ohio, Inc.

WM Landfills of Tennessee, Inc.

WM Miljoservice A/S

WM Partnership Holdings, Inc.

WM Resources, Inc.

WM Selbergs AB

WM Services S. A.

WM Transportation Services, Inc.

WM Umwelttechnik GmbH

WM Vedenkierratys OY

WM Ymparistopalvelut OY

WMD Bockmann Fritz Ohlig GmbH

WMD Just Wertstoffe GmbH

WMD Knab GmgH

WMD Knab Zwischenlager GmbH

WMD Knoss & Anthes GmbH

WMD Schreiber GmbH

WMD Waste Management Deutschland Holding GmbH

WMI Medical Services of Indiana, Inc.

WMI Mexico Holdings, Inc.

WMI Sverige AB

WMI Waste Management of Canada Inc.
         TCL Waste Systems
         Waste Management Big Bear Services
         Waste Management Fraser Valley
         Waste Management Halton/Hamilton
         Waste Management Materials Processing-Recycle Canada
         Waste Management Materials Processing-Toronto Transfer
         Waste Management McLellan Disposal
         Waste Management of Oxford/Perth
         Waste Management of Calgary
         Waste Management of Edmonton
         Waste Management of Greater Toronto
         Waste Management of Greater Vancouver
         Waste Management of Southwestern Ontario
         Waste Management of the Okanagan
         Waste Management York/Simcoe
         West Edmonton Recycling and Disposal Facility
         WMI du Quebec
         WMI - Hull/Ottawa

         WMI Recyclage Quebec
         WMI Rive - Sud
         WMI Waste Management DuCanada

WMI Waste Management of Halton, Hamilton, Niagara Inc.

WMNA Container Recycling, Inc.

WMNA Rail-Cycle Sub, Inc.

WR Pollard and Son Limited

WTI Air Pollution Control Inc.

WTI China Holdings I, Inc.

WTI China Holdings II, Inc.

WTI International Holdings Inc.

WTI Qicheng LLC

WTI Rust Holdings, Inc.

WTI Taicang LLC.

WTI Yingkou LLC.

Wynne's Rubbish & Recycling, Inc.

Yell County Landfill, Inc.

Zenith/Kremer Material Recovery, Inc.
         Suburban Recycling Service

Zenith/Kremer Waste Systems, Inc.
         Cecil Shykes Sanitary Service
         Home Town Garbage Service
         Kremer Disposal
         Kremer Recycling
         Suburban Sanitation Service
         Zenith Recycling